EXHIBIT 99.3

This pro forma Consolidated Balance Sheet of Hersha Hospitality Trust and Subsidiaries (the "Company) is presented as if the acquisition of the Noble Investments Hotels had occurred on January 1, 1999. It should be read in conjunction with the consolidated financial statements of Hersha Hospitality Trust for the year ended December 31, 1999 previously filed with the Securities and Exchange Commission in form 10-K and the audited financial statements of the Noble Investments Hotels for the seven months ending July 31, 1999 and the five months ending December 31, 1999. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma Balance Sheet is not necessarily indicative of what actual results of the Company would have been assuming such transactions had been completed as of January 1, 1999.

PRO FORMA BALANCE SHEETS
DECEMBER 31, 1999 [UNAUDITED], [IN THOUSANDS]


                                                            Actual                                        Pro Forma
                                                         December 31,               Pro Forma            Consolidated
                                                             1999                  Adjustments             Total (a)
                                                        --------------           ---------------        --------------
Assets:
    Investment in Hotel Properties, Net of              $       51,908           $        20,145  (b)   $       72,053
    Accumulated Depreciation
    Cash and Cash Equivalents                                      124                         -                   124
    Lease Payments Receivable                                    2,116                         -                 2,116
    Escrow and Lease Deposits                                        -                       248                   248
    Accounts Receivable                                              -                         -                     -
    Due from Related Party                                       1,028                         -                 1,028
    Intangibles, Net of Accumulated Amortization                   855                       209                 1,064
    Other Assets                                                   351                         -                   351
                                                        --------------           ---------------        --------------
    Total Assets                                        $       56,382           $        20,602        $       76,984
                                                        ==============           ===============        ==============

Liabilities and Shareholders' Equity:
    Cash Overdraft                                      $           84           $             -        $           84
    Line of Credit                                               6,096                     7,728                13,824
    Mortgages Payable                                           18,658                    11,874                30,532
    Lease Deposits Payable                                           -                     1,000                 1,000
    Dividends Payable                                              410                         -                   410
    Due to Related Party                                           188                         -                   188
    Capital Leases Payable                                           -                         -                     -
    Accounts Payable and Accrued Expenses                          161                         -                   161
                                                        --------------           ---------------        --------------
    Total Liabilities                                   $       25,597           $        20,602        $       46,199
                                                        --------------           ---------------        --------------

    Minority Interest                                           18,980                         -                18,980
                                                        --------------           ---------------        --------------

Shareholders' Equity:
    Preferred Shares, $.01 par value, 10,000,000
    Shares authorized, None Issued and Outstanding                   -                         -                     -

    Common Shares  Priority Class A, $.01
    Par Value, 50,000,000 Shares Authorized,
    2,275,000 Shares Issued and Outstanding at
    December 31, 1999                                               23                         -                    23

    Common Shares  Priority Class B, $.01 Par Value,
    50,000,000 Shares Authorized, -0- Shares Issued
    and Outstanding at December 31, 1999                             -                         -                     -

    Additional Paid-in-Capital                                  11,968                         -                11,968

    Distributions in Excess of Net Earnings                       (186)                        -                  (186)
                                                        --------------           ---------------        --------------

    Total Liabilities and Shareholders' Equity          $       56,382           $        20,602        $       76,984
                                                        ==============           ===============        ==============


(a) Represents the combined interests of the Company after the acquisition of the Noble Investments Hotels
(b) Represents the purchase price of the Noble Investment Hotels, including related costs

This unaudited pro forma Statement of Operations of Hersha Hospitality Trust and Subsidiaries (the "Company) is presented as if the acquisition of the Noble Investments Hotels had occurred on January 1, 1999. It should be read in conjunction with the audited consolidated financial statements of Hersha Hospitality Trust for the year ended December 31, 1999 previously filed with the Securities and Exchange Commission in form 10-K and the audited financial statements of the Noble Investments Hotels for the seven months ended July 31, 1999 and the five months December 31, 1999. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma statement of operations is not necessarily indicative of what actual results of the Company would have been assuming such transactions had been completed as of January 1, 1999.

HERSHA HOSPITALITY TRUST
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999 [UNAUDITED]

                                                        Actual                       Noble                  Pro Forma
                                                     December 31,                 Acquisition             Consolidated
                                                         1999                     Adjustments               Total (a)
                                                    --------------               -------------           --------------
Revenue:
   Percentage Lease Revenue                         $        7,264               $       2,800  (b)      $       10,064
   Other Revenue                                               106                           -                      106
                                                    --------------               -------------           --------------
   Total Revenue                                    $        7,370               $       2,800           $       10,170
                                                    --------------               -------------           --------------

Expenses:

   Interest                                                  1,428                       1,715  (c)               3,143
   Land Lease-Related Party                                     20                           -                       20
   Real Estate and Personal Property Taxes
   and Insurance                                               450                         221  (d)                 671
   General and Administrative                                  363                          40  (e)                 403
   Depreciation and Amortization                             2,064                         658  (f)               2,722
                                                    --------------               -------------           --------------
   Total Expenses                                            4,325                       2,634                    6,959

   Income Before Minority Interest                           3,045                         166                    3,211
                                                    --------------               -------------           --------------

   Income Allocated to Minority Interest                     1,707                         111  (g)               1,818
                                                    --------------               -------------           --------------

   Net Income                                       $        1,338               $          55           $        1,393
                                                    ==============               =============           ==============

   Basic Earning Per Common Share                   $         0.59               $        0.02           $         0.61

   Diluted Earnings Per Common Share                $         0.48               $        0.03           $         0.50

   Weighted Average Shares:
    Basic                                                2,275,000                   2,275,000                2,275,000

    Diluted                                              6,369,700                   6,369,700  (h)           6,369,700

(a) Represents results of operations for the Company and the Noble Investments Hotels on a pro forma basis as if the Company began operations on January 1, 1999 and the Noble Investments Hotels were owned by the Company and leased under the Percentage Leases as of January 1, 1999.
(b) Represents lease payments from the Lessee to the Partnership calculated on a pro forma basis using the rent provisions in the Percentage Leases.
(c) Represents interest computed on $19.6 million of debt incurred for the purchase of the Noble Investments Hotels.
(d) Represents estimated real estate and personal property taxes and property insurance for the Noble Investments Hotels to be paid by the Partnership.
(e) Represents amounts to be paid to Hersha Hospitality Management L.P. ("HHMLP") related to a administrative services agreement between the Company and HHMLP.
(f) Represents depreciation of the Noble Investments Hotels. Depreciation is computed using the straight-line and accelerated methods over estimated useful lives of 15-40 years for buildings and improvements and 3-7 years for furniture and equipment and the purchase prices of Noble Investments Hotels. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.
(g) Calculated based upon the minority interest formula per the Company's prospectus.
(h) Represents 4,032,431 units of limited partnership interest outstanding from January 1, 1999 to August 31, 1999 and 4,205,970 units of limited partnership interest outstanding from September 1, 1999 to December 31, 1999.

This unaudited pro forma Consolidated Balance Sheet of Hersha Hospitality Trust and Subsidiaries (the "Company) is presented as if the acquisition of the Noble Investments Hotels had occurred on January 1, 2000. It should be read in conjunction with the consolidated financial statements of Hersha Hospitality Trust for the three months ended March 31, 2000 previously filed with the Securities and Exchange Commission in form 10-Q and the unaudited financial statements of the Noble Investments Hotels for the three months ending March 31, 2000. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma Balance Sheet is not necessarily indicative of what actual results of the Company would have been assuming such transactions had been completed as of January 1, 2000.

HERSHA HOSPITALITY TRUST
PRO FORMA BALANCE SHEETS
MARCH 31, 2000 [UNAUDITED], [IN THOUSANDS]


                                                           Actual                                        Pro Forma
                                                          March 31,                Pro Forma            Consolidated
                                                            1999                  Adjustments             Total (a)
                                                       --------------           ---------------        --------------
Assets:
    Investment in Hotel Properties, Net of             $       64,442           $        20,145  (b)   $       84,587
    Accumulated Depreciation
    Escrow and Lease Deposits                                     891                       248                 1,139
    Lease Payments Receivable                                   2,352                         -                 2,352
    Due from Related Party                                        105                         -                   105
    Intangibles, Net of Accumulated Amortization                1,597                       209                 1,806
    Other Assets                                                  655                         -                   655
                                                       --------------           ---------------        --------------
    Total Assets                                       $       70,042           $        20,602        $       90,644
                                                       ==============           ===============        ==============


Liabilities and Shareholders' Equity:
    Cash Overdraft                                     $            6           $             -        $            6
    Line of Credit                                              4,513                     7,728                12,241
    Mortgages Payable                                          32,744                    11,874                44,618
    Dividends Payable                                             410                         -                   410
    Lease Deposit Payable                                           -                     1,000                 1,000
    Due to Related Party                                          937                         -                   937
    Accounts Payable and Accrued Expenses                         519                         -                   519
                                                       --------------           ---------------        --------------
    Total Liabilities                                  $       39,129           $        20,602        $       59,731
                                                       --------------           ---------------        --------------

    Minority Interest                                          19,222                         -                19,222
                                                       --------------           ---------------        --------------

Shareholders' Equity:
    Preferred Shares, $.01 par value, 10,000,000
    Shares authorized, None Issued and Outstanding                  -                         -                     -

    Common Shares  Priority Class A, $.01
    Par Value, 50,000,000 Shares Authorized,
    2,275,000 Shares Issued and Outstanding at
    December 31, 1999                                              23                         -                    23

    Common Shares  Priority Class B, $.01 Par Value,
    50,000,000 Shares Authorized, 0 Shares Issued
    and Outstanding at December 31, 1999                            -                         -                     -

    Additional Paid-in-Capital                                 11,968                         -                11,968

    Distributions in Excess of Net Earnings                      (300)                        -                  (300)
                                                       --------------           ---------------        --------------

    Total Liabilities and Shareholders' Equity         $       70,042           $        20,602        $       90,644
                                                       ==============           ===============        ==============

(a) Represents the combined interests of the Company after the acquisition of the Noble Investments Hotels
(b) Represents the purchase price of the Noble Investment Hotels, including related costs

This unaudited pro forma Consolidated Statement of Operations of Hersha Hospitality Trust and Subsidiaries (the "Company) is presented as if the acquisition of the Noble Investments Hotels had occurred on January 1, 2000. It should be read in conjunction with the consolidated financial statements of Hersha Hospitality Trust for the three months ended March 31, 2000 previously filed with the Securities and Exchange Commission in form 10-Q and the unaudited financial statements of the Noble Investments Hotels for the three months ending March 31, 2000. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma Statement of Operations is not necessarily indicative of what actual results of the Company would have been assuming such transactions had been completed as of January 1, 2000.

HERSHA HOSPITALITY TRUST
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2000 [UNAUDITED]


                                                        Actual                        Pro                   Pro Forma
                                                       March 31,                     Forma                Consolidated
                                                         1999                     Adjustments               Total (a)
                                                    --------------               -------------           --------------
Revenue:
   Percentage Lease Revenue                         $        2,352               $         700  (b)      $        3,052
   Other Revenue                                                 1                           -                        1
                                                    --------------               -------------           --------------
   Total Revenue                                    $        2,353               $         700           $        3,053
                                                    --------------               -------------           --------------

Expenses:
   Interest                                                    812                         429  (c)               1,241
   Land Lease Related Party                                      4                           0                        4
   Real Estate and Personal Property Taxes
   and Insurance                                               145                          44  (d)                 189
   General and Administrative                                  166                          10  (e)                 176
   Early Payment Penalty                                       107                           -                      107
   Depreciation and Amortization                               797                         217  (f)               1,014
                                                    --------------               -------------           --------------
   Total Expenses                                            2,031                         700                    2,731

   Income Before Minority Interest                             322                           0                      322
                                                    --------------               -------------           --------------

   Income Allocated to Minority Interest                        28                           0  (g)                  28
                                                    --------------               -------------           --------------

   Net Income                                       $          294               $           -           $          294
                                                    ==============               =============           ==============

   Basic Earning Per Common Share                   $         0.13               $           -           $         0.13
   Diluted Earnings Per Common Share                $         0.05               $           -           $         0.05

   Weighted Average Shares:

    Basic                                                2,275,000                   2,275,000                2,275,000

    Diluted                                              6,763,141                   6,763,141  (h)           6,763,141

(a) Represents the combined results of operations for the Company and the Noble Investments Hotels on a pro forma basis as if the Noble Investments Hotels were owned by the Company and leased under the Percentage Leases as of January 1, 2000.
(b) Represents lease payments from the Lessee to the Partnership calculated on a pro forma basis using the rent provisions in the Percentage Leases.
(c) Represents interest computed on the $19.6 million of debt incurred for the purchase of the Noble Investments Hotels at a weighted average interest rate of 8.75%.
(d) Represents estimated real estate and personal property taxes and property insurance for the Noble Investments Hotels to be paid by the Partnership.
(e) Represents amounts to be paid to Hersha Hospitality Management L.P. ("HHMLP") related to a administrative services agreement between the Company and HHMLP.
(f) Represents depreciation of the Noble Investments Hotels. Depreciation is computed using the straight-line and accelerated methods over estimated useful lives of 15-40 years for buildings and improvements and 3-7 years for furniture and equipment and the purchase prices of Noble Investments Hotels. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.
(g) Calculated based upon the minority interest formula per the Company's prospectus.
(h) Represents 4,498,141 units of limited partnership outstanding on March 31, 2000